SCHEDULE 14A

INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[x] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12
Sentinel Variable Products Trust
Name of the Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
Schedule and the date of its filing.
1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

SENTINEL VARIABLE PRODUCTS TRUST

THIS VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

[Insurance Company Name Drop-In]
The undersigned hereby instructs the above referenced Insurance Company that issued the variable insurance contract or policy (the “Company”) to vote the shares of the Sentinel Variable Products Trust (the “Trust”), as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Trust to be
held at One National Life Drive, Montpelier, Vermont 05604, at 10:00 a.m. Eastern Time on November 18, 2008, and at any adjournments thereof.

The Company and the Board of Trustees of the Trust solicit your voting instructions and recommend that you instruct the Company to vote “FOR” the Proposal.
The Company will vote the appropriate number of shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposal, the
Company will vote FOR the Proposal.

AUTHORIZE A PROXY VOTE VIA THE INTERNET:
www.proxy-direct.com
AUTHORIZE A PROXY VOTE VIA THE TELEPHONE:
1-866-241-6192

If you wish to authorize a proxy vote by Internet or telephone, please have the control number listed above available. If you wish to authorize a proxy vote by mail, please complete the card, sign below and return this card in the envelope provided.

Note: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles. If you sign the proxy card and do not indicate how you intend to vote, it will be understood that you are voting “For” the reorganization

Signature

Signature of Joint Owner, if any

Date	SVP_19373_091808VI

TO PROVIDE VOTING INSTRUCTIONS PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1. To approve an amendment to the investment advisory agreement between Sentinel Variable
Products Trust and Sentinel Asset Management, Inc. dated as of November 1, 2000, as amended (“Advisory Agreement”).

Sentinel Variable Products Common Stock Fund	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Sentinel Variable Products Mid Cap Growth Fund	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Sentinel Variable Products Small Company Fund	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

You May Authorize A Vote By Telephone At
1-866-241-6192, By Visiting www.proxy-direct.com Or By Returning This Proxy
Card In The Enclosed Envelope
If you authorize a proxy vote by mail, you may first wish to make a copy of this card for your own records.

SVP_19373_091808VI